S000006642 [Member] Annual Fund Operating Expenses - Loomis Sayles High Income Opportunities Fund - Institutional Class	Sep. 30, 2025 [1]
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.00%

[1]	The amounts shown in the table are 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has agreed to pay certain expenses of the Fund. You should be aware, however, that shares of the Fund are available only to institutional investment advisory clients of Loomis Sayles and Natixis Advisors, LLC (“Natixis Advisors”) and to participants in certain approved “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap” fee to the program’s sponsor. The “wrap fee” program sponsors in turn pay fees to Natixis Advisors. Participants in “wrap fee” programs should carefully read the wrap fee brochure provided to them by their program’s sponsor. The brochure is required to include information about the fees charged by the “wrap fee” program sponsor and the fees paid by such sponsor to Natixis Advisors. Investors pay no additional fees or expenses to purchase shares of the Fund. Investors will, however, indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses that are borne by the Fund through a reduction in their net asset value. See the section “Management” in the Statutory Prospectus.